SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  June 25, 1997

                             Foxmoor Industries, Ltd.
             (Exact Name of Registrant as specified in its charter)

                                   Colorado

    000-11333                                               84-0862501
Commission File Number                              IRS Identification No.

            3801 E. Florida Avenue, Suite 105, Denver, Colorado 80210
         --------------------------------------------------------------
                Address of Principal Executive Office Postal Code

                                  303-759-4626
                Registrant's telephone number including area code







Item 7.  Financial Statements and Exhibits

       (c) 1.  Press Release dated June 25, 1997.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             FOXMOOR INDUSTRIES, INC.



Date:  June 25, 1997                  By:   /s/ Paul H. Eagland
                                           -------------------
                                           Paul H. Eagland
                                           Chairman and Chief Executive Officer
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